UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CORELOGIC, INC.

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We Are Better Together Dear Colleagues, As mentioned in my email last week, you may have received email or physical mail communications from the Company, your bank or broker, or from Fidelity Management Trust Company, the trustee of CoreLogic’s 401(k) plan, requesting that you promptly vote your CoreLogic shares in connection with the upcoming special meeting of stockholders, to be held on November 17, 2020. CoreLogic’s board of directors unanimously recommends that you 1 vote the **WHITE** proxy card **AGAINST** all of the special meeting proposals. Whether you hold your shares in registered name, hold through a bank or broker, or hold them as a participant in the CoreLogic 401(k) Savings Plan, the basic principles of voting are the same—***and voting is quick and easy.*** Click the button below for FAQs on how to vote.

Download FAQs

I thank you for your continued support, hard work and dedication. If you have questions regarding these matters, please reach out to me or Jan Morris at jamorris@corelogic.com.

Sincerely,

Aaron Henry
Chief Legal Officer and Corporate Secretary

CoreLogic

****Internal communication for employees only. Not to be redistributed outside of CoreLogic****

© 2020 CoreLogic, Inc. All rights reserved.
CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries.

Delivered By CoreLogic, Inc. | 40 Pacifica, Irvine, CA 92618

Contact communications@corelogic.com with any questions.

2

To Our Employee Stockholders: How To Vote Your Corelogic Shares Your Board of Directors recommends that all CoreLogic stockholders vote the WHITE proxy card “AGAINST” all of Senator/Cannae’s proposals. Even if you plan to participate in the special meeting, you will help your Company by voting AGAINST all the proposals now, by proxy. You may find more detail about the proposals and the reasons for the Board’s AGAINST recommendation in the shareholder letter and other proxy materials recently sent to you, or on-line at www.corelogicvalue.com. Employees hold CoreLogic stock in a number of different ways. But whether you hold your shares in registered name, hold through a bank or broker, or hold them as a participant in the CoreLogic 401(k) Savings Plan, the basic principles of voting are the same—and voting is quick and easy. 1. MY BANK OR BROKER EMAILED ME PROXY INFORMATION—HOW DO I VOTE? First, examine the email carefully to confirm it was sent with reference to CoreLogic’s WHITE proxy card. (You should simply ignore or delete any email you receive in connection with Senator/Cannae’s Gold proxy card.) Then, you may vote by using the link provided in the email for the WHITE proxy card and by following the easy voting prompts. To support your Board, please vote AGAINST all the proposals being considered at the special meeting. Please note: Your bank or broker emailed you the materials because you previously consented to receive proxy materials via email. Due to the importance of this matter, you will also receive hard-copy proxy materials from CoreLogic. 2. I RECEIVED HARD-COPY PROXY MATERIALS--HOW DO I VOTE? First, locate the WHITE proxy card or voting instruction form enclosed with the CoreLogic proxy materials. (Simply discard any Gold proxy cards you may receive.) To vote by telephone or by Internet: Just follow the simple instructions on your WHITE proxy card or voting instruction form. You will want the Control Number handy as you vote electronically—it’s shown on your WHITE proxy card or voting instruction form. To support your Board, please vote AGAINST all the proposals being considered at the special meeting. To vote by mail: Alternatively, you may also simply sign, date and return the WHITE proxy card or voting instruction form in the postage-paid envelope enclosed with the CoreLogic proxy materials. To support your Board, please vote AGAINST all the proposals being considered at the special meeting.

3. WILL IT HELP CORELOGIC IF I ALSO VOTE ON SENATOR/CANNAE’S GOLD PROXY CARD? NO, please do not vote using any Gold proxy card or voting instruction form from Senator/Cannae. This is important, because only your latest-dated vote counts. Therefore, if you vote using the Gold proxy card, that Gold proxy card will cancel any vote you previously executed using a WHITE proxy card or voting instruction form.    The best way to support your Board is to vote AGAINST all the special meeting proposals using the WHITE proxy card or voting instruction form and simply discard any Gold proxy cards or voting instruction forms you receive. 4. IS IT IMPORTANT THAT I VOTE THE SHARES I OWN AS A PARTICIPANT IN CORELOGIC’S 401(K) PLAN? YES. If you participate in the CoreLogic 401(k) Savings Plan, Fidelity, the Trustee of that plan, has mailed you proxy materials and instructions as to how to vote. The governing documents of the 401(k) plan require Fidelity, as Trustee, to vote the shares as directed by the plan participants for whose benefit the shares are held. Shares for which no direction is received, and any unallocated shares, will be voted in the same proportion as are the shares for which directions are received. It is important that you vote the shares you own as a participant in the 401(k) plan so that they are voted as you desire, and not simply in proportion to the votes of other plan participants. To instruct the Trustee how to vote on your behalf, you must provide your instructions by no later than 11:59 p.m. ET on November 12, 2020.    We urge you to follow the directions shown on the WHITE Voting Instruction Card in order to instruct the Trustee how to vote your shares. To support your Board, please vote AGAINST all the proposals being considered at the special meeting. 5. I HOLD SHARES IN MORE THAN ONE ACCOUNT—DO I HAVE TO SUBMIT A PROXY FOR EACH ACCOUNT? YES—it is important that you vote ALL the shares you own, including any shares held through CoreLogic’s 401(k) Savings Plan. If you, like some employees, hold shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each of those accounts. Please vote using each WHITE proxy card or voting instruction form you receive. If you vote by telephone or Internet, you will need to refer to the Control Number on the WHITE proxy card or voting instruction form that is unique to each account you own. To support your Board, please vote AGAINST all the proposals being considered at the special meeting. 6. IF I HOLD SHARES THROUGH A BANK OR BROKER, WILL THAT CUSTODIAN VOTE WITHOUT MY INSTRUCTIONS? NO. If you hold your shares through a bank or broker, you will receive your proxy materials through that firm, which will vote your shares on your behalf only upon receiving your specific instructions. Therefore, it is important that you follow the directions provided on the WHITE voting instruction form from your bank or broker, in order to instruct your bank or broker how you want your shares voted. Please check the directions provided by your bank or broker for information about its voting deadlines. 7. I WOULD LIKE SOME MORE HELP IN VOTING MY SHARES—WHOM CAN I CALL? If you need additional assistance voting your shares, please contact Innisfree M&A Incorporated, which is assisting CoreLogic in this matter, toll-free at (877) 750-9498 (from the U.S. and Canada). Employees in other countries may call +1 (412) 232-3651. To learn more visit www.corelogicvalue.com